ESCROW AGREEMENT

         THIS ESCROW AGREEMENT is made as of the 14th day of December, 2000 by and among Latin American Casinos, Inc., a corporation organized under the laws of the State of Delaware (hereinafter referred to as the "COMPANY"), and the investors set forth on Schedule A annexed to the Purchase Agreement (defined below) (hereinafter collectively referred to as the "INVESTORS"), and The Goldstein Law Group, P.C. (hereinafter the "ESCROW AGENT").

                               W I T N E S E T H:

         WHEREAS, pursuant to the Convertible Debenture Purchase Agreement dated as of December 14, 2000 (the "PURCHASE AGREEMENT"), the Investors will be purchasing Debentures (as defined in the Purchase Agreement) (hereinafter referred to as the "SECURITIES") for the Purchase Price as set forth in the Purchase Agreement; and

         WHEREAS, the parties have requested that the Escrow Agent hold the funds of the Investors in escrow until the Escrow Agent has received the original Securities. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's direction immediately available funds to the Company or the Company's account and arrange for delivery of the Securities to the Investors as per each Investor's written instructions.

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I

                               TERMS OF THE ESCROW

             1.1 Upon Escrow Agent's receipt into its attorney trustee account of the Purchase Price from each Investor for the Securities to be purchased on the Closing Date pursuant to the terms and conditions set forth in the Purchase Agreement, it shall notify the Company, of the amount of funds it has received into its account.

             1.2 The Company, upon receipt of said notice and acceptance of the Purchase Agreement (including all Exhibits annexed thereto) by both parties, as evidenced by the Company, and the Investors' execution thereof, shall deliver to the Escrow Agent the original Securities being purchased by each Investor in connection with the Closing Date.

             1.3 Once Escrow Agent receives the original Securities he shall immediately wire that amount of funds necessary to purchase such Securities per the written instructions of the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from each Investor.

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                                    ARTICLE 2

                                  MISCELLANEOUS

             2.1 This Agreement may be altered or amended only with the consent of all of the parties hereto. Should any party attempt to change this Agreement in a manner that in the Escrow Agent's discretion shall be undesirable, or at the sole option of the Escrow Agent, the Escrow Agent may resign as Escrow Agent by notifying all parties in writing in writing. The Company and the Investors may remove the Escrow Agent as escrow agent by serving a written notice signed by all of such parties removing Escrow Agent as the escrow agent in this transaction. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Company and the Investors or its agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the Securities and/or funds. Upon receipt by the Escrow Agent of said notice from the Company and the Investors of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or funds held in escrow to said successor escrow agent. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Investor after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Investors to transfer the Securities and funds to a successor escrow agent or to return same to the respective parties.

             2.2 The Escrow Agent shall be reimbursed by all parties hereto for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

             2.3 The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

             2.4 The Company, and the Investors warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

                   (i) there is no security interest in the Securities or any part thereof;

                   (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

                   (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

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

             2.5 The Escrow Agent has no liability hereunder to either party other than to hold the Securities and funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow Agreement.

             2.6 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

             2.7 All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. where such notice is to be received), (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur, or (c) five calendar days after sent by regular mail. The addresses for such communications shall be:

             If to the Company:

                               Latin American Casinos,  Inc.
                               2000 NE 164th Street
                               North Miami Beach, FL  33162
                               Attention: President
                               Facsimile: (305) 945-0288
                               Telephone: (305) 945-9300

             with a copy to:

                               The Goldstein Law Group, P.C.
                               65 Broadway, 10th Floor
                               New York, NY  10006
                               Attention: Jeffrey M. Stein
                               Telephone: (212) 809-4220
                               Facsimile: (212) 809-4228

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

             If to the Investors at their respective address set forth on Schedule A annexed to the Purchase Agreement.

             If to the Escrow Agent:

                               The Goldstein Law Group, P.C.
                               65 Broadway, 10th Floor
                               New York, NY  10006
                               Attention: Jeffrey M. Stein
                               Telephone:  (212) 809-4220
                               Facsimile: (212) 809-4228

             Either party hereto may from time to time change its address or facsimile number for notices under this Section 2.7 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

             2.8 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

             2.9 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

             2.10 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

             2.11 The Investors acknowledge and confirm that they are not being represented in a legal capacity by The Goldstein Law Group, P.C. and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement, and acknowledges that The Goldstein Law Group, P.C. is representing the Company in a legal capacity and agrees to The Goldstein Law Group, P.C. to serve in such capacity and serve as Escrow Agent.

             2.12 The parties hereto expressly agree that this Agreement shall be exclusively governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts for the Southern District of the State of New York, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to

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this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

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


             IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first written on the first page of this Agreement.

LATIN AMERICAN CASINOS, INC.

         By: __________________________
             Name: Jeffrey Felder
             Title: President

                                                 INVESTORS:


                                                 ----------------------------







                                                 The Goldstein Law Group, P.C.,
                                                 Escrow Agent


                                                 By: __________________________
                                                     Jeffrey M. Stein